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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

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                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                                 JULY 28, 1994
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                       ----------------------------------



                        CHEMICAL WASTE MANAGEMENT, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


              1-9253                                 36-2989152
     (COMMISSION FILE NUMBER)                       (IRS EMPLOYER
                                                  IDENTIFICATION NO.)

       3001 BUTTERFIELD ROAD, OAK BROOK, ILLINOIS          60521
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)


                                 (708) 218-1500
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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Item 5.  Other Events.
         ------------

     On July 28, 1994, the registrant issued a news release (a copy of which is filed as an exhibit to this report and is hereby incorporated by reference) reporting that WMX Technologies, Inc. ("WMX"), the owner of approximately 78.6% of the registrant's outstanding shares of common stock, has proposed to acquire all of the registrant's outstanding shares which WMX does not own. The proposal calls for each holder of registrant shares other than WMX to receive .27 of a WMX share for each registrant share held. The proposed transaction would take the form of a merger of a wholly owned subsidiary of WMX into the registrant and is subject to the approval of the holders of a majority of the registrant's shares other than those held by WMX.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

     No financial statements or pro forma financial information are filed as a part of this report. The exhibit filed as part of this report is listed in the
Exhibit Index hereto.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               CHEMICAL WASTE MANAGEMENT, INC.

                                               By:  /s/ Jerome D. Girsch
                                               -------------------------------
                                               Jerome D. Girsch
                                               Executive Vice President and
                                               Chief Financial Officer


Dated:  July 29, 1994

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                        CHEMICAL WASTE MANAGEMENT, INC.

                                 EXHIBIT INDEX

                      Number and Description of Exhibit*
                      ----------------------------------

1.   None

2.   None

4.   None

16.  None

17.  None

20.  None

23.  None

24.  None

99.  News release dated July 28, 1994 issued by Chemical Waste Management, Inc.



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*Exhibits not listed are inapplicable.